DELAWARE POOLED® TRUST

The Emerging Markets Portfolio II (the "Portfolio")

Supplement to the Portfolio's Prospectus dated February 28, 2010
(as revised March 4, 2010)

At a meeting held on February 15-17, 2011, the Board of Trustees of Delaware Pooled Trust (the "Trust") voted to eliminate a fee on accounts of shareholders who, in the aggregate, have less than $1 million invested in the Portfolio for reasons other than market reductions in net asset value effective sixty (60) days from the date of this Supplement.

The following replaces the second paragraph in the section entitled, "How to purchase shares - Minimum investments" on page 26.

Certain types of shareholders may invest in the Portfolio without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts managed by the Manager's affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolio seeking to invest in the Portfolio they manage, may invest in the Portfolio without meeting the minimum initial investment of $1 million. Delaware Pooled Trust reserves the right to redeem a shareholder's account in the event the value of the shareholder's shares fall below $500,000 for reasons other than market reductions in net asset value.

The following language is added to page 30 as the third paragraph in the section entitled, "How to purchase shares - Redemption of shares - Important Redemption Information".

Due to the relatively high cost of maintaining shareholder accounts, the Trust reserves the right to redeem your shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Trust, however, will not redeem shares based solely upon market reductions in NAV. If the Trust intends to take such action, a shareholder will be notified and given 90 days to make an additional investment before the redemption is processed.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 22, 2011.